UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 25, 2011

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 29, 2011, Kratos Defense & Security Solutions, Inc. (the “Company” or “Kratos”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) in connection with the acquisition, on March 25, 2011, of 13,225,532 shares of common stock of Herley Industries, Inc. (“Herley”) representing approximately 93.7% of all outstanding shares of Herley common stock in a tender offer to purchase all of the outstanding shares of Herley common stock (the “Offer”) by Lanza Acquisition Co., a wholly-owned subsidiary of the Company (“Merger Sub”).  Following the completion of the Offer on March 30, 2011, Merger Sub was merged with and into Herley (the “Merger”), with Herley continuing as a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01(a) and Item 9.01(b) of the Original 8-K to provide certain historical financial information of Herley and the Company’s unaudited pro forma financial information relating to the effects of the Merger.

Item 9.01.    Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) are incorporated herein by reference to: (i) the audited historical financial information for Herley for the fifty-two weeks ended August 1, 2010 and August 2, 2009, and the fifty-three weeks ended August 3, 2008, including the auditor’s reports related thereto, attached as Annex B of Kratos’ Prospectus Supplement to Registration Statement on Form S-3 (File No. 333-161340), filed with the SEC on February 8, 2011, and (ii) the unaudited historical financial information for Herley as of and for the twenty-six weeks ended January 30, 2011 and January 31, 2010, attached as Exhibit 99.1 to Kratos’ Registration Statement on Form S-3 (File No. 333-173099), filed with the SEC on March 25, 2011.

(b)  Pro Forma Financial Statements.

The unaudited pro forma combined financial statements as of and for the year ended December 26, 2010 are attached hereto as Exhibit 99.1.

(d) Exhibits.

23.1	Independent Registered Public Accounting Firm’s Consent, Marcum LLP

23.2	Consent of Independent Registered Public Accounting Firm, Grant Thornton LLP

23.3	Consent of Independent Registered Public Accounting Firm, Brightman Almagor Zohar & Co.

99.1	Unaudited pro forma combined financial statements as of and for the year ended December 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deborah Butera
Deborah Butera
Senior Vice President, General Counsel and Secretary/Registered In-House Counsel
Date: April 11, 2011